[Additional information mailed to MGE Energy shareholders on or about March 31, 2021.]


VOTE your shares TODAY!
Your proxy vote is important.
Vote online, by phone or by mail
using the enclosed voting form.

MGE ENERGY®

Visit proxyvote.com to learn more.

P49823-EPB